NONCOMPETITION AGREEMENT

         THIS NONCOMPETITION AGREEMENT (this "Agreement") is entered into as of March 14, 1997 by and among GROVE REAL ESTATE ASSET TRUST, a real estate investment trust organized under the laws of Maryland ("GREAT"), GROVE OPERATING, L.P., a Delaware limited partnership (the "Operating Partnership"), and each of the individuals and entities that execute a signature page to this Agreement (each a "Grove Company" and, together, the "Grove Companies").

         WHEREAS, on the date hereof, the Grove Companies, GREAT, the Operating Partnership and certain other persons are entering into a series of related transactions pursuant to which the Operating Partnership will acquire, among other things, substantially all of the interests of the Grove Companies and certain other individuals and entities in a portfolio of multi-family residential properties (and one retail mixed-use property) located in the Northeastern United states; and

         WHEREAS, as a condition to the consummation of the transactions described above, the parties hereto desire to enter into certain agreements restricting the activities of each Grove Company, in an effort to eliminate potential conflicts of interest that may arise in the future to protect the Company's legitimate business interests, i.e., the value of its business and its good will, and for other business purposes;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     0. Definitions. Capitalized terms used herein shall have the meanings set forth below:

     "Agreement" means this Noncompetition Agreement, including any amendments hereto made in accordance with paragraph 6(d) hereof.

     "Company" means, collectively, GREAT and its subsidiaries, including without limitation the Operating Partnership.

     "Excluded Properties" means those properties listed on Schedule A hereto, each of which is owned by the limited partnership, and has the corporate general partner, indicated on such Schedule A.

     "Executive Officers" means each of Damon Navarro, Brian Navarro, Edmund Navarro, Joseph LaBrosse and Gerald McNamara.

     "Executive Officer Noncompetition Agreements" means each of the Noncompetition Agreements, dated the date hereof, between GREAT and the Operating Partnership, on the one hand, and an Executive Officer on the other hand.

     "Noncompetition Term" means the period during which any Executive Officer remains bound by the terms of, and is prohibited from engaging in Competition (as defined) pursuant to, the Executive Officer Noncompetition Agreement to which such Executive Officer is a party.

     1. Noncompetition. During the Noncompetition Term, each Grove Company shall be prohibited from engaging in Competition (as defined below) with the Company.

     ( ) The term "Competition" for purposes of this Agreement shall mean engaging directly or indirectly in developing, redeveloping, acquiring, managing or operating multi-family or retail mixed-use properties in the Northeastern United States or in any other market in which the Company owns, develops or manages property, whether by a Grove Company individually or as principal, partner, officer, director, consultant, employee, stockholder or manager of any person, partnership, corporation, limited liability company or any other entity; provided, however, that the term "Competition" shall be deemed to exclude (i) a Grove Company's ownership, management or leasing of such Grove Company's interests in any of the Excluded Properties and any passive ownership interest in real property received in exchange therefor, and (ii) the provision of real estate brokerage services. The term "Northeastern United States" for purposes of this Agreement shall mean the following states: Maine, New Hampshire, Vermont, Massachusetts, Connecticut, Rhode Island, New York, New Jersey and Pennsylvania.

     2. Reasonable and Necessary Restrictions. Each Grove Company acknowledges that the restrictions, prohibitions and other provisions hereof are reasonable, fair and equitable in scope, terms and duration, are necessary to protect the legitimate business interests of the Company, and are a material inducement to the Company to enter into the transactions contemplated in the recitals hereto. Each Grove Company covenants that it will not challenge the enforceability of this Agreement nor will it raise any equitable defense to its enforcement.

     3. Specific Performance. Each Grove Company acknowledges that the obligations undertaken by it pursuant to this Agreement are unique and that the Company likely will have no adequate remedy at law if such Grove Company shall fail to perform any of its obligations hereunder, and each Grove Company confirms that the Company's right to specific performance of the terms of this Agreement is essential to protect the rights and interests of the Company. Accordingly, in addition to any other remedies that the Company may have at law or in equity, the Company shall have the right to have all obligations, covenants, agreements and other provisions of this Agreement specifically performed by each Grove Company, and the Company shall have the right to obtain preliminary and permanent injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement by a Grove Company, and each Grove Company submits to the jurisdiction of the courts of the State of New York for this purpose.

     4. Termination of Existing Noncompetition Agreement. The existing Noncompetition Agreement between the Grove Companies, GREAT and certain other individuals and entities is hereby terminated, and shall be of no further legal effect.

     5. Miscellaneous Provisions.

     ( ) Binding Effect. Subject to any provisions hereof restricting
                                            ----------------
assignment, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors, permitted assigns, heirs, and personal representatives. None of the parties hereto may assign any of its rights under this Agreement or attempt to have any other person or entity assume any of its obligations hereunder, provided, that this Agreement may be assigned by GREAT and the Operating Partnership to any successor to its business.

     (a) Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     (b) Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of New York, not including the choice-of-law rules thereof.

     (c) Amendment; Waiver. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto. Any waiver by any party or consent by any party to any variation from any provision of this Agreement shall be valid only if in writing and only in the specific instance in which it is given, and such waiver or consent shall not be construed as a waiver of any other provision or as a consent with respect to any similar instance or circumstance.

     (d) Headings. Paragraph and subparagraph headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     (e) Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

     (f) Notices. All notices and other communications to any party hereunder shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or by prepaid telex or telecopy and shall be given to the address or telex or telecopier number for such party set forth below such party's signature to this Agreement, or to such other address or telex or telecopier number as such party may hereafter specify by notice to the others. Each such notice or other communication shall be effective (a) if given by telex or telecopier, when such telex or telecopy is transmitted to the telex or telecopier number specified by this Section and the appropriate answerback or confirmation is received or (b) if given by any other means (including, without limitation, by courier), when delivered at the address specified by this Section.

     (g) Exclusive Agreement. This Agreement supersedes all prior agreements (whether written or oral) among the parties with respect to the subject matter, including, without limitation, any noncompetition agreement entered into by any Grove Company in connection with the initial public offering of GREAT, and is intended as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto.

     (h) Execution in Counterparts. This Agreement may be executed in two or more counterparts, none of which need contain the signatures of all parties hereto and each of which shall be deemed an original.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first set forth above.


                           GROVE REAL ESTATE ASSET TRUST


                           By:          /s/          Joseph         R.
LaBrosse
                                  Name: Joseph R. LaBrosse
                                  Title: Chief Financial Officer


                           Address:

                           Grove Real Estate Asset Trust
                           598 Asylum Avenue
                           Hartford, CT 06105
                           Tel: (860) 246-1126
                           Fax: (860) 527-0401


                           GROVE OPERATING, L.P., by its
                               General Partner


                                    GROVE REAL ESTATE ASSET
                                        TRUST


                                    By:     /s/  Joseph   R. LaBrosse
                            Name: Joseph R. LaBrosse
                         Title: Chief Financial Officer


                           Address:

                           Grove Real Estate Asset Trust
                           598 Asylum Avenue
                           Hartford, CT 06105
                           Tel: (860) 246-1126
                           Fax: (860) 527-0401




                        SIGNATURE PAGE
                              TO
                   NONCOMPETITION AGREEMENT




                                NATIONAL REALTY SERVICES, L.P.


                                By: Grove Services, Inc.,
                                      its General Partner


                                         By:        /s/       Joseph R.LaBrosse
                            Name: Joseph R. LaBrosse
                                Title: Treasurer

                                        Address:

                        c/o Grove Real Estate Asset Trust
                                        598 Asylum Avenue
                                Hartford, Connecticut 06105
                                        Tel: (860) 246-1126
                                        Fax: (860) 527-0401

                                 SIGNATURE PAGE
                                       TO
                            NONCOMPETITION AGREEMENT




                                  GROVE INVESTMENT GROUP, INC.


                                  By:  /s/          Joseph R. LaBrosse
                                        Name: Joseph R. LaBrosse
                                        Title: Treasurer


                                          Address:

                        c/o Grove Real Estate Asset Trust
                                          598 Asylum Avenue
                                  Hartford, Connecticut 06105
                                          Tel: (860) 246-1126
                                          Fax: (860) 527-0401

                          SIGNATURE PAGE
                                TO
                     NONCOMPETITION AGREEMENT




                                BURGUNDY ASSOCIATES LIMITED
                                     PARTNERSHIP


                                By:  BALP, Inc.,
                                          its General Partner


                                         By:/s/  Joseph R.LaBrosse
                            Name: Joseph R. LaBrosse
                                Title: Treasurer


                                        Address:

                        c/o Grove Real Estate Asset Trust
                                        598 Asylum Avenue
                                Hartford, Connecticut 06105
                                        Tel: (860) 246-1126
                                        Fax: (860) 527-0401

                                 SIGNATURE PAGE
                                       TO
                            NONCOMPETITION AGREEMENT



                                    GROVE HOLDING CO. INC.


                                    By: /s/ Joseph R. LaBrosse
                                          Name: Joseph R. LaBrosse
                                          Title: Treasurer


                                            Address:

                                     c/o Grove Real Estate Asset Trust
                                            598 Asylum Avenue
                                    Hartford, Connecticut 06105
                                            Tel: (860) 246-1126
                                            Fax: (860) 527-0401

                            SIGNATURE PAGE
                                  TO
                       NONCOMPETITION AGREEMENT



                                    GROVE EQUITY PARTNERSHIP


                                    By: /s/ Joseph R. LaBrosse
                                          Joseph R. LaBrosse
                                          Partner


                                    By: /s/ Damon Navarro
                                          Damon Navarro
                                          Partner


                                    By: /s/ Edmund Navarro
                                          Edmund Navarro
                                          Partner


                                    By: /s/ Brian Navarro
                                          Brian Navarro
                                          Partner


                                            Address:

                        c/o Grove Real Estate Asset Trust
                                            598 Asylum Avenue
                                    Hartford, Connecticut 06105
                                            Tel: (860) 246-1126
                                            Fax: (860) 527-0401

                            SIGNATURE PAGE
                                  TO
                            NONCOMPETITION AGREEMENT



                         GROVE PROPERTY SERVICES LIMITED
                                                 PARTNERSHIP

                                        By:   Grove Services, Inc., its
                                 General Partner


                                        By: /s/ Joseph R. LaBrosse
                            Name: Joseph R. LaBrosse
                                              Title: Treasurer


                                                Address:

                        /o Grove Real Estate Asset Trust
                                598 Asylum Avenue
                           Hartford, Connecticut 06105
                               Tel: (860) 246-1126
                               Fax: (860) 527-0401

                                        SCHEDULE A

                             "Excluded Properties"

-------------------------------------------------------------------------------
                                                              Corporate General
                              Limited Partnership Owning         Partner of
    Excluded                    Excluded Property                   Excluded
    Property                                                         Property

Arbor on the Farmington      Windsor Arbor LP             Windsor Common Corp(a)
Birch Hill Apartments        Farmington Summit Associates LP      FSLP, Inc.(b)
Boulevard West Apartments    Grove Boulevard Associates LP        (1)
Capital View Apartments      Grove Hartford Associates LP         (1)
Coachlight Village           ANE Associates LP                    (2)
Apartments
Farmington Forest      Farmington Forest Associates LP   Eastbrook Willow Corp.
Condominiums
Glastonbury Center         Heritage Court Associates LP  Glastonbury Realty L.P.
Apartments
Harbor View Apartments       Grove Coastal Associates LP          (3)
Bridge Building              Grove Coastal Associates LP          (3)
Holdridge Building           Grove Coastal Associates LP          (3)
2 Pearl Street               Grove Coastal Associates LP          (3)
Larkin Square                Grove Coastal Associates LP          (3)
Corner Block Building        Grove Coastal Associates LP          (3)
Wharf Building               Grove Coastal Associates LP          (3)
Park Place East Apartments   Grove Coastal Associates LP          (1)
Quequechan Apartments        Northeast Apartment LP               NEALP, Inc.
River Grove Apartments       River Grove Associates LP            (4)
Summit Apartments            Farmington Summit Associates LP      FSLP, Inc.
Brooksyde Apartments         West Hartford Centre Associates LP   WHCALP, Inc.
-------------------------------------------------------------------------------
Talcott Condominiums         Grove Talcott Associates LP          GTALP, Inc.
------------------------------------------------------------------------------
Colonial Inn                 Edgartown Associates LP              (4)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


          (1)     Damon Navarro, Brian Navarro, Ronald Abdow & George Abdow
          (2)     Stuart Grodd, Arthur Grodd, Grove ANE Corp.
          (3)     Grove Investment Group, Inc. and Springfield Development Corp.
          (4)     Damon Navarro, Brian Navarro, Gerald McNamara

     (a) Grove Investment Group, Inc. is owned 100% by Damon Navarro, Brian Navarro and Edmund Navarro (40%, 40% and 20% respectively). Springfield Development Corp. is owned 100% by Ronald Abdow and George Abdow (50% each)

     (b) Grove ANE Corp is owned 100% by Brian & Damon Navarro (50% each)

     (c) Glastonbury Realty is owned by Damon Navarro (16.667%), Brian Navarro (16.667%), George Abdow (16.667%), Ronald Abdow (16.667%), Timothy Jones (19.166%) and Tucker Frederickson (14.166%)